SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K

                          Current report pursuant
                       to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported):  January 31, 1997

                         THERMAL INDUSTRIES, INC.
          (Exact Name of Registrant as Specified in its Charter)

                               PENNSYLVANIA
              (State or Other Jurisdiction of Incorporation)

               0-9790                                   25-1145753
      (Commission File Number)          (I.R.S. Employer Identification Number)

               301 Brushton Avenue, Pittsburgh, Pennsylvania
                 (Address of Principal Executive Offices)

                                   15221
                                (Zip Code)

                              (412) 244-6400
           (Registrant's Telephone Number, Including Area Code)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 31, 1997, the Registrant engaged Arthur Andersen LLP, to act as the Registrant's independent certified public accountant. Arthur Andersen LLP replaces Sydney Heisler, CPA who resigned on February 18, 1997.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        THERMAL INDUSTRIES, INC.

                                        BY:


DATE:_________________                                 /s/ Eric Rascoe____
                                                           Eric Rascoe
                                                       Secretary-Treasurer